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                                                                  Exhibit 23.1



                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-08709, 333-01832, 333-15239, 333-39027) of
Documentum, Inc. of our report dated January 20, 1998 appearing on page F-1 of this Form 10-K.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

San Jose, California
March 12, 1998